FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PACAX	PACBX	PACCX	PACMX	PACRX	PACYX

Putnam Asset Allocation: Conservative Portfolio

Summary prospectus
1|30|10

A world of investing.™

Putnam INVESTMENTS

Putnam Asset Allocation:
Conservative Portfolio

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/10, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders dated 9/30/09, are incorporated by reference into this summary prospectus.

Goal

The Conservative Portfolio seeks total return consistent with preservation of capital. Total return is comprised of capital appreciation and income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 26 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s SAI.

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

2

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Acquired fund	Total annual
	Management	and service	Other	operating	fund operating
Share class	fees	(12b–1) fees	expenses	expenses	expenses***
Class A	0.54%	0.25%	0.32%	0.02%	1.13%
Class B	0.54%	1.00%	0.32%	0.02%	1.88%
Class C	0.54%	1.00%	0.32%	0.02%	1.88%
Class M	0.54%	0.75%	0.32%	0.02%	1.63%
Class R	0.54%	0.50%	0.32%	0.02%	1.38%
Class Y	0.54%	N/A	0.32%	0.02%	0.88%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Reflects projected expenses under a new management contract effective 1/1/2010. Excludes estimated interest accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class “Other expenses” would be 0.35% and “Total annual fund operating expenses” would be increased by 0.03%

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$684	$913	$1,161	$1,871
Class B	$691	$891	$1,216	$2,005
Class B
(no redemption)	$191	$591	$1,016	$2,005
Class C	$291	$591	$1,016	$2,201
Class C
(no redemption)	$191	$591	$1,016	$2,201
Class M	$510	$846	$1,205	$2,215
Class R	$140	$437	$755	$1,657
Class Y	$90	$281	$488	$1,084

3

Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 292%.

Investments, risks, and performance

Investments

The fund is one of three Putnam Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed income investments. Using qualitative analysis and quantitative techniques, we adjust portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

Class	Strategic Allocation	Range
Equity	30%	15-45%
Fixed Income	70%	55-85%

We invest mainly in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations and corporate obligations. We may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We also invest, to a lesser extent, in a diversified portfolio of equity securities (growth or value stocks or both) of companies of any size. We may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments.

We may also select other investments that do not fall within these asset classes. We may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. The risks associated with bond investments include interest rate risk, which means the prices of the

4

fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (sometimes referred to as “junk bonds”). Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investments traded in foreign currencies carry the risk of the adverse impact of exchange rates on values. International investments may carry risks associated with potentially less stable economies or governments, such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation. Emerging-market securities can be illiquid. Growth stocks may be more susceptible to earnings disappointments and value stock may fail to rebound. Our allocation of assets between stocks and bonds may hurt performance. Our use of derivatives may increase these risks by, for example, increasing investment exposure or, in the case of over-the-counter instruments, by being illiquid because of the potential inability to terminate or sell derivatives positions.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund and why a long-term investment horizon is important. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

5

Average annual total returns after sales charges
(for periods ending 12/31/09)

Share class	1 year	5 years	10 years
Class A before taxes	23.00%	1.61%	2.51%
Class A after taxes on
distributions	20.62%	0.42%	0.80%
Class A after taxes on
distributions and sale of
fund shares	14.96%	0.73%	1.11%
Class B before taxes	24.60%	1.72%	2.32%
Class C before taxes	28.48%	2.11%	2.34%
Class M before taxes	25.47%	1.60%	2.21%
Class R before taxes	30.54%	2.83%	3.03%
Class Y before taxes	30.94%	3.14%	3.38%
Barclays Capital
Aggregate Bond Index
(no deduction for fees,
expenses or taxes)	5.93%	4.97%	6.33%
Putnam Conservative
Blended Benchmark
(no deduction for fees,
expenses or taxes)	15.25%	4.23%	4.77%

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Barclays Capital Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-deferred arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Jeffrey Knight, Head of Global Asset Allocation, Portfolio manager of fund since 2002

James Fetch, Portfolio Manager, Portfolio manager of fund since 2008

Robert Kea, Portfolio Manager, Portfolio manager of fund since 2002

Robert Schoen, Portfolio Manager, Portfolio manager of fund since 2002

Jason Vaillancourt, Portfolio Manager, Portfolio manager of fund since 2008

6

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The Conservative Portfolio normally distribute any net investment income monthly and any net realized capital gains annually. These distributions may be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

7

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP060 259644 1/10 Putnam Retail Management